SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

___________________________________________

FORM 8-K/A

Amendment no. 1 to

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  August 17, 2005

TECHNEST HOLDINGS, INC.

(Exact Name of Registrant as Specified in Charter)

Nevada	000-27023	88-0357272
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

        88 Royal Little Drive, Providence, RI  02904

 (Address of principal executive offices) (Zip Code)

276 Washington Street, No. 367,  Boston, MA 02108

(Mailing Address)

(617) 973-5104

 (Registrant’s telephone number, including area code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below).

[ ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 9.01

Financial Statements and Exhibits

On August 18, 2005, Technest Holdings, Inc. filed a Current Report on Form 8-K announcing that, pursuant to a Stock Purchase Agreement with Markland Technologies, Inc. (“Markland”), our majority stockholder, we purchased all of the outstanding stock of E-OIR Technologies, Inc. (“EOIR”), formerly one of Markland’s wholly-owned subsidiaries, through the issuance of 12 million shares of our common stock.

In response to parts (a) and (b) of Item 9.01 of such Form 8-K, we stated that we would file on Form 8-K/A the required financial information, as permitted by Item 9.01(a)(4) and 9.01(b)(2) to Form 8-K. This Current Report on Form 8-K/A amends the Current Report on Form 8-K filed on August 18, 2005 in order to provide the financial information required by Item 9.01.

(a) Financial Statements of Business Acquired

EOIR Technologies was acquired by Markland Technologies, Inc. and became Markland’s wholly-owned subsidiary on June 29, 2004.  Markland filed a current report on Form 8-K on June 30, 2004 announcing the acquisition of EOIR.  On September 13, 2004, that current report on Form 8-K was amended to include the required audited financial statements of EOIR and the required unaudited pro forma financial statements of EOIR.  On October 20, 2004, Markland filed Amendment No. 1 to its annual report on Form 10-KSB for the year ended June 30, 2004, which included EOIR’s results of operations.  Since Markland’s acquisition of EOIR, EOIR’s results of operations have been consolidated in Markland’s audited financial statements.

On February 14, 2005, in conjunction with a Securities Purchase Agreement between Technest and Markland, Technest issued 1,954,023 shares of common stock to Markland in exchange for 10,168,764 shares of Markland's common stock.  Consequently, Technest became a majority-owned subsidiary of Markland on that date.

Markland continues to own 98% of Technest on a primary basis.  Accordingly, the transfer of EOIR from Markland to Technest is deemed a reorganization by a controlled group rather than an acquisition of a business.  Whereas the acquisition of EOIR by Technest is a reorganization of entities under common control and EOIR’s operating results have been consolidated in our parent company’s audited financial statements since June 30, 2004, separate audited financial statements for EOIR are not required.  However, we are filing pro forma financial statements as described below in order to disclose the impact of the reorganization on our financial statements.

(b) Pro Forma Financial Information

The following unaudited pro forma condensed consolidated balance sheet aggregates the balance sheet of Technest Holdings, Inc. and Subsidiary ("Technest") as of June 30, 2005 and the balance sheet of E-OIR Technologies, Inc. as of June 30, 2005, giving effect to Technest's acquisition of EOIR (see note 1 to pro forma condensed consolidated financial statements attached hereto as Exhibit 99.2), as if the transaction had occurred as of June 30, 2005.  Since this was a transaction between entities under common control, the pro forma balance sheet reflects the historical carrying value of EOIR's assets and liabilities and no purchase price adjustments have been made.

The following unaudited pro forma condensed consolidated statements of operations combine the results of operations of Technest for the years ended June 30, 2005 and 2004 with the results of operations of EOIR and Genex Technologies, Inc. (“Genex”) for the years then ended as if the transactions had occurred as of the beginning of the period. Since Genex was acquired during the pro forma period (see note 2 to pro forma consolidated financial statements attached hereto as Exhibit 99.2), we believe that the most meaningful presentation of this acquisition is to present it, consistently with EOIR, as of the beginning of the period.  Since the EOIR acquisition was a transaction between entities under common control, the Technest financial statements will be restated going forward to reflect the transaction as of the beginning of the period presented, similar to a pooling of interest transaction.  Therefore, we have presented unaudited pro forma consolidated statements of operations for both the years ended June 30, 2005 and 2004.

The pro forma condensed consolidated financial statements should be read in conjunction with the separate historical financials statements of Technest.  These pro forma financial statements are not necessarily indicative of the consolidated financial position, had the acquisition occurred on the date indicated above, or the consolidated results of operations which might have existed for the periods indicated or the results of operations as they may be in the future.

(c) Exhibits

Exhibit No.	Description
10.1

Stock Purchase Agreement between Technest Holdings, Inc. and Markland Technologies, Inc. dated August 17, 2005.  Filed as Exhibit 10.1 to Technest’s Current Report on Form 8-K filed on August 18, 2005 and herein incorporated by reference.

99.1	Press Release announcing acquisition of EOIR dated August 17, 2005. Filed as Exhibit 99.1 to Technest’s Current Report on Form 8-K filed on August 18, 2005 and herein incorporated by reference.
99.2	Unaudited pro forma condensed consolidated financial statements for Technest. Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

TECHNEST HOLDINGS, INC.

By:

/s/ Gino M. Pereira

Chief Financial Officer

Date:  November 2, 2005

EXHIBIT INDEX

Exhibit No.	Description
10.1

Stock Purchase Agreement between Technest Holdings, Inc. and Markland Technologies, Inc. dated August 17, 2005.  Filed as Exhibit 10.1 to Technest’s Current Report on Form 8-K filed on August 18, 2005 and herein incorporated by reference.

99.1	Press Release announcing acquisition of EOIR dated August 17, 2005. Filed as Exhibit 99.1 to Technest’s Current Report on Form 8-K filed on August 18, 2005 and herein incorporated by reference.
99.2	Unaudited pro forma condensed consolidated financial statements for Technest. Filed herewith.